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                                                                 EXHIBIT 2(n)(1)


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees
New Colony Investment Trust



We consent to the use of our report, dated November 15, 2002, for New Colony Equity Income Fund, a series of New Colony Investment Trust, included herein and to the reference to our firm under the caption "INDEPENDENT AUDITORS" in the statement of additional information in the registration statement filed on Form N-2.


[GRAPH SIGNATURE]


Boston, Massachusetts
November 15, 2002